                                                                    Exhibit 10.2

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                   ADDENDUM 2
                     OEM Development and Purchase Agreement

Addendum 2 to the agreement dated the 6th day of August, 1999 (the "Agreement"), by and between Aspect Medical Systems, Inc. ("Aspect") and Philips Medizinsysteme Boeblingen GmbH ("Philips) (formerly Agilent Technologies, Inc.).

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

      1. Capitalized terms used herein and otherwise not defined have the meanings ascribed to such terms in the Agreement.

      2.    The following definitions are added to Section 2. Definitions.:

            "BISx" is the integrated solution of Aspect's BIS engine processing technology and the DSC-XP.

            "BISx System" is the BISx and a patient interface cable.

      3.    Section 7 (a), Purchase Prices, is replaced with the following:

            "7.   PRICES.

                  (a) Purchase Prices. The prices of Aspect Products purchased by Philips hereunder (the "Purchase Prices") which are ordered during the term of the Agreement shall be as set forth in Exhibit A (Aspect Products and Purchase Prices), dated December 16, 2003, as attached to Addendum 2 to the Agreement."

      4. For the purpose of calculating the volume discount for a given calendar year, all BIS Module Kits and BISx Systems purchased and shipped [**] will be included in the total volume discount calculation.

            The initial pricing for a given calendar year is based on the total volume of BIS Module Kits and BISx Systems purchased in [**]. For example, if [**] BIS Module Kits and BISx Systems were purchased in [**], the initial volume pricing level for [**] will be the [**] unit level.

PAGE 1/4                                            ADDENDUM 2, DECEMBER 16,2003

            If a higher volume level is achieved during [**], the price on purchases made after achieving the higher volume level will reflect the price associated with the appropriate volume level achieved. All price adjustments are proactive and no credit will apply retroactively to units purchased prior to achieving the volume break point. For example, if midway through [**], [**] units are purchased, the price on unit [**] will reflect the next volume break. Achieving this higher volume level, however, [**]

      5. An additional [**] of $[**] per BISx System will be included if all systems containing BIS software are labeled "BIS Ready" in a mutually agreed upon location on the system. Philips must document this change in a letter upon commencement of shipment of systems with this label. Upon receipt of the letter, Aspect will [**] of future BISx Systems, including those ordered but not yet shipped, by $[**] per BISx System.

      6. All other terms and conditions in Section 7 (Prices) of the Agreement remain in effect.

Please indicate your acceptance of this Addendum 2 by signing below.

Aspect Medical Systems, Inc.             Philips Medizinsysteme Boeblingen GmbH

By: /s/ J. Neal Armstrong                By: /s/ Thomas Blass
    ---------------------------              --------------------------

Title: CFO                               Title: Global Sourcing Manager

PAGE 2/4                                            ADDENDUM 2, DECEMBER 16,2003

                                   ADDENDUM 2
                                    EXHIBIT A
                       ASPECT PRODUCTS AND PURCHASE PRICES
                            EFFECTIVE JANUARY 1, 2004

A)    ASPECT BIS MODULE KIT:

      List price for Aspect BIS Module Kit (US$): $[**] (exclusive of royalty).

      Volume discounts (total combined BIS Module Kits and BISx Systems sold
      WW):

QUANTITY PER    DSC-XP    MODULE
   YEAR         PRICE     PRICE     TOTAL    DISCOUNT
------------    ------    ------    -----    --------
[**] - [**]     $ [**]    $ [**]    $[**]      [**]

[**] - [**]     $ [**]    $ [**]    $[**]      [**]%

   [**]+        $ [**]    $ [**]    $[**]      [**]%

      Royalties are based on the cumulative number of BIS Module Kits sold
      (US$):

CUMULATIVE QTY      ROYALTY
--------------     --------
 [**] - [**]         $[**]

 [**] - [**]         $[**]

 [**] - [**]         $[**]

 [**] - [**]         $[**]

    [**]+            $[**]

      The Purchase Price for the BIS Module Kit is the sum of the BIS Module Kit price (based on the number of units purchased per year) and the royalty (based on the cumulative number of units purchased).

      Philips will be responsible for providing Aspect with documentation, [**], of the total number of Philips BIS Module Kits installed [**], the locations of such Philips BIS Module Kits and the dates of installation.

B)    ASPECT BISX SYSTEM:

      List price for Aspect BISx System (US$): $[**] (inclusive of royalty).

      Volume discounts (total combined BIS Module Kits and BISx Systems sold
      WW):

QUANTITY PER
    YEAR        BISX PRICE    DISCOUNT
------------    ----------    --------
 [**] - [**]      $[**]         [**]

 [**] - [**]      $[**]         [**]%

    [**]+         $[**]         [**]%

PAGE 3/4                                            ADDENDUM 2, DECEMBER 16,2003

      Philips will be responsible for providing Aspect with documentation, [**], of the total number of Philips BISx Systems installed [**], the locations of such Philips BISx Systems and the dates of installation.

C)    ASPECT BIS SENSOR:

      List price for Aspect BIS Sensor: $[**]

SENSOR PURCHASE VOLUME     BIS SENSOR PRICE
----------------------     ----------------
     [**] - [**]                 $[**]

     [**] - [**]                 $[**]

     [**] - [**]                 $[**]

        >[**]                    $[**]

      Pricing is valid for [**].

      If a higher volume level is achieved during [**], the price on purchases made after achieving the higher volume level will reflect the price associated with the appropriate volume level achieved. All price adjustments are proactive and no credit will apply retroactively to units purchased prior to achieving the volume break point. For example, if midway through [**], [**] sensors are purchased, the price on unit [**] will reflect the next volume break.

D)    ASPECT SPARE PARTS/ACCESSORY PRICES

ORDERABLE PARTS/PRODUCTS     ASPECT LIST PRICE (US$)    PHILIPS PRICE (US$)
-------------------------    -----------------------    -------------------
DSC-XP (replacement)                  $[**]                    $[**]

BIS Module (replacement)              $[**]                    $[**]

BISx System (replacement)             $[**]                    $[**]

PIC Cable (replacement)               $[**]                    $[**]

Sensor Simulator                      $[**]                    $[**]

User Manual                           $[**]                    $[**]

PAGE 4/4                                            ADDENDUM 2, DECEMBER 16,2003